UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 13, 2013

GENESEE & WYOMING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31456	06-0984624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 Field Point Road, Greenwich, Connecticut		06830
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 629-3722

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed to correct errors in the line item descriptions in the second table of Note 4 of the unaudited pro forma condensed combined statement of operations attached as Exhibit 99.2 to the Form 8-K filed on March 13, 2013 (the “Initial Form 8-K”). Except for the foregoing, this Form 8-K/A does not modify or update any other disclosures in the Initial Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

This filing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding future events and future performance of Genesee & Wyoming Inc. (“G&W”). Words such as “anticipates,” “intends,” “plans,” “believes,” “seeks,” “expects,” “estimates,” “trends,” “outlook,” variations of these words and similar expressions are intended to identify these forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to forecast. Actual results may differ materially from those expressed or forecasted in these forward-looking statements. The areas in which there is risk and uncertainty are further described in documents that G&W files from time to time with the Securities and Exchange Commission, which contain additional important factors that could cause actual results to differ from current expectations and from the forward-looking statements contained herein. Readers of this document are cautioned that the forward-looking statements are not guarantees of future performance and G&W’s actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

Exhibit 5	Opinion of Simpson Thacher & Bartlett LLP (previously filed with the Initial Form 8-K).

Exhibit 23	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5) (previously filed with the Initial Form 8-K).

Exhibit 99.1	Unaudited consolidated financial statements of RailAmerica for the nine months ended September 30, 2012 and 2011 (previously filed with the Initial Form 8-K).

Exhibit 99.2	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

GENESEE & WYOMING INC.

Date: March 14, 2013	By:	/s/ Allison M. Fergus
	Name:	Allison M. Fergus
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

Exhibit 5	Opinion of Simpson Thacher & Bartlett LLP (previously filed with the Initial Form 8-K).

Exhibit 23	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5) (previously filed with the Initial Form 8-K).

Exhibit 99.1	Unaudited consolidated financial statements of RailAmerica for the nine months ended September 30, 2012 and 2011 (previously filed with the Initial Form 8-K).

Exhibit 99.2	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012.